UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2023

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing dealings in securities by directors of major subsidiaries of the Company. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - MiX - Dealings in securities by directors of major subsidiaries of MiX Telematics.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ Paul Dell
Name: Paul Dell
Title: Vice President and Chief Financial Officer

Date: February 16, 2023

Exhibit 99.1

MIX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
(“MiX Telematics”)

DEALINGS IN SECURITIES BY DIRECTORS OF MAJOR SUBSIDIARIES OF MIX TELEMATICS

Shareholders are referred to the announcement released on February 9, 2023 wherein shareholders were advised of dealings in securities by directors of major subsidiaries of Mix Telematics arising from the exercise of share appreciation rights (“SARs”) under the MiX Telematics Limited Long-Term Incentive Plan (“LTIP”) and their intention to dispose of certain shares.

Shareholders are accordingly advised that following the trade detailed below, Gert Pretorius has now sold 54 617 shares (in large part to cover the immediate tax obligations from the settlement of the SARs). Following the conclusion of the exercise of these SARs Gert Pretorius has increased his total shareholding in MiX Telematics to 1 309 019 ordinary shares. Rory McWilliams has sold 33 333 shares issued to him in respect of the SARs as further detailed below.

Name of director:	Gert Pretorius
Name of subsidiary company:	Director of MiX Telematics Africa Proprietary Limited, MiX Telematics Investments Proprietary Limited and MiX Telematics International Proprietary Limited
Transaction date:	February 14, 2023
Class of securities:	Ordinary shares
Number of securities:	54 617
Price per retention share:	R5.74
Total value of the transaction:	R313 501.58
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Name of director:	Rory McWilliams
Name of subsidiary company:	Director of MiX Telematics International Proprietary Limited
Transaction date:	February 10, 2023
Class of securities:	Ordinary shares
Number of securities:	33 333
Price per retention share:	R5.25
Total value of the transaction:	R174 998.25
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Shareholders are further referred to the announcement released on November 8, 2022 wherein shareholders were advised of dealings in securities by directors of MiX Telematics and a director of a major subsidiary of Mix Telematics arising from the exercise of SARs under the LTIP and their intention to dispose of certain shares.

Shareholders are accordingly advised that following the trade detailed below, Catherine Lewis has now sold 183 408 shares (in large part to cover the immediate tax obligations from the settlement of the SARs). Following the conclusion of the exercise of these SARs Catherine Lewis has increased her total shareholding in MiX Telematics to 2 208 211 ordinary shares.

Name of director:	Catherine Lewis
Name of subsidiary company:	Director of MiX Telematics International Proprietary Limited
Transaction date:	February 14, 2023
Class of securities:	Ordinary shares
Number of securities:	122 052
Price per retention share:	R5.75
Total value of the transaction:	R701 799.00
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

February 16, 2023

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